Stella Diagnostics Inc.

Board Member and

Board Chairman Agreement

This agreement (the "***Agreement***") is made effective as of August 20, 2020 by Stella Diagnostics, Inc., a Wyoming corporation (the "***Company***"), and Daniel Wainstein.

RECITALS:

WHEREAS, the Company's Board of Directors (the "***Board***") was formed to provide for governance to the Company;

WHEREAS, the Company desires to engage Daniel Wainstein ("***Mr. Wainstein***") to serve as a member of the Board and as the Chairman of the Board (the "***Chairman***").

WHEREAS, Mr. Wainstein is willing to serve on the Board in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, the Company has spent significant time, effort and money to develop certain Confidential Information (as defined herein) which the Company considers vital to its business and goodwill;

WHEREAS, the Company wishes to protect and preserve the confidentiality of such Confidential Information and protect it from misuse; and

WHEREAS, the Company does not desire to receive from Mr. Wainstein any information which is confidential to, or the ownership of which resides in, a third party, whether acquired prior to or subsequent to Mr. Wainstein's engagement under this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Service as a Board Member and Chairman. Mr. Wainstein shall serve on the Board on a non-exclusive basis for the term of this Agreement. Mr. Wainstein shall perform services hereunder as an independent contractor and not as an employee, agent, joint venturer or partner of the Company. Mr. Wainstein shall have no power or authority to act for, represent or bind the Company or its affiliates in any manner whatsoever, except as may be expressly agreed on each occasion, in writing, by the Company and the Board. Mr. Wainstein agrees to take no action that expresses or implies that the Mr. Wainstein has such power or authority.

2. Duties. During the term of this Agreement, Mr. Wainstein will provide advice and counsel to the members of the Board as may be reasonably requested from time to time, including by rendering the services described on Schedule 1 to this Agreement to the Board. Mr. Wainstein will report directly to the members of the Board in the course of performing the duties referenced on Schedule 1, unless otherwise expressly directed.

3. Term. This Agreement shall have a term of one (1) year, provided that either party may terminate the Agreement, with or without reason, by written notice to the other, and provided further that the provisions of Section 4.1, Section 6, and Section 7 shall survive any termination or expiration of this Agreement.

4. Fees.

4.1. As compensation for the Mr. Wainstein's services under this Agreement, the Company shall pay to Mr. Wainstein the compensation described on Scheduled 2 to this Agreement.

4.2. Mr. Wainstein agrees to pay all federal, state and local taxes applicable to any compensation paid pursuant to this Agreement. The terms and provisions of this Section 4.2 shall survive termination or expiration of this Agreement.

5. Expenses. The Company agrees to reimburse Mr. Wainstein promptly for reasonable out-of-pocket expenses incurred in connection with the Mr. Wainstein's services, provided that any single expense item in excess of $1000 or monthly expense in excess of $2500 in the aggregate shall require pre-approval by the Company, and Mr. Wainstein shall provide appropriate documentation of all expenses.

6. Indemnification. In the performance of services under this Agreement, Mr. Wainstein shall be obligated to act only in good faith and shall not be liable to the Company for errors in judgment that are not the result of willful misconduct. The Company agrees to indemnify and hold Mr. Wainstein harmless from and against any and all losses, claims, expenses, damages or liabilities, joint or several, to which Mr. Wainstein may become subject (including the costs of any investigation and all reasonable attorneys' fees and costs) or incurred by Mr. Wainstein, to the fullest extent lawful, in connection with any pending or threatened litigation, legal claim or proceeding arising out of or in connection with the services rendered by Mr. Wainstein under this Agreement; *provided, however*, that the foregoing indemnity shall not apply to any such losses, claims, related expenses, damages or liabilities arising out of or in connection with Mr. Wainstein's willful misconduct or fraud, or material breach this Agreement. The terms and provisions of this Section 6 shall survive termination or expiration of this Agreement.

7. Confidential Information; Developments; Non-Solicitation.

7.1. As used in this Agreement, "***Confidential Information***" means any and all confidential or proprietary technical, trade and business information furnished, in any medium, or disclosed in any form or method, including orally, by the Company to Mr. Wainstein, or discovered by Mr. Wainstein through any means, including observation, including, but not limited to, information about the Company's employees, officers, directors, suppliers, customers, affiliates, businesses and business relationships; manufacturing processes and methods, operating technique, practice, course of dealing, plan or strategy, sources of supply, customer lists and markets; sales, profits, pricing, other financial data and know-how; financial projections, business plans, marketing plans, marketing materials, logos and designs; personnel statistics; research; computer hardware and software; current and future products, designs, developments, capabilities, inventions, prototypes,

models, drawings, specifications, methods and trade secrets; technical data, inventions, processes, and other trade secrets; and such other information normally understood to be confidential or otherwise designated as such in writing by the Company, as well as information discerned from, based on or relating to any of the foregoing which may be prepared or created by Mr. Wainstein. "Confidential Information" shall not include: information that is or becomes publicly available by means other than a breach hereof (including, without limitation, any information filed with any governmental agency and available to the public); (ii) is known to, or rightfully in the possession of, Mr. Wainstein at the time of disclosure without breach or violation of any confidentiality agreement; (iii) thereafter becomes known to or comes into the possession of Mr. Wainstein from a third party that is not under any obligation of confidentiality and is lawfully in the possession of such information; (iv) is developed by Mr. Wainstein independently of any disclosures previously made by the Company; or (v) is required to be disclosed by order, or the process, of a court of competent jurisdiction, administrative agency or governmental body, or by subpoena, summons or other legal process, provided that such disclosure is limited to the extent legally required and prior to such disclosure by Mr. Wainstein, Company is given reasonable advance notice (to the extent legally permitted) of such order or legal process and an opportunity to object to such disclosure

7.2. Mr. Wainstein shall retain all Confidential Information in trust for the sole benefit of the Company, its successors and assigns, and shall comply with any and all procedures adopted from time to time to protect and preserve the confidentiality of any Confidential Information. Mr. Wainstein shall not at any time, during or after the term of this Agreement, directly or indirectly, divulge, use or permit the use of any Confidential Information, except as required by Mr. Wainstein's services under this Agreement. Mr. Wainstein agrees to employ reasonable steps to protect Confidential Information from unauthorized or inadvertent disclosure, but at a minimum to the same extent as Mr. Wainstein protects his own confidential information. Upon expiration or termination of this Agreement and upon the Company's request during the term of this Agreement, the Mr. Wainstein shall promptly return any and all tangible Confidential Information (whether written or electronic) to the Company, including all copies, abstracts or derivatives thereof.

7.3. The Company shall own all right, title and interest relating to all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by Mr. Wainstein or jointly with others in the course of Mr. Wainstein's performance of services under this Agreement or using the Company's Confidential Information (collectively, "***Developments***"). Mr. Wainstein agrees to make full and prompt disclosure to the Company of all Developments and provide all Developments to the Company. Mr. Wainstein hereby assigns to the Company or its designee all of the Mr. Wainstein's right, title and interest in and to any and all Developments. Mr. Wainstein agrees to cooperate fully with the Company, both during and after the term of this Agreement, with respect to the procurement, maintenance and enforcement of intellectual property rights (both in the United States and foreign countries) relating to any Developments. Mr. Wainstein shall sign all documents which may be necessary or desirable in order to protect the Company's rights in and to any Developments, and Mr. Wainstein hereby irrevocably designates and appoints each officer of the Company as the Mr. Wainstein's agent and attorney-in-fact to execute any such documents on the Mr. Wainstein's behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Developments. Notwithstanding anything

to the contrary above, this Section 7.3 does not apply to an invention for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on Mr. Wainstein's own time, unless the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated research or development, or the invention results from any work performed by Mr. Wainstein for the Company.

7.4. Mr. Wainstein acknowledges that the Company competes with other businesses that are or could be located anywhere; that the provisions of this Agreement are reasonable and necessary to protect and preserve the Company's business interests; and that the unauthorized disclosure, use or disposition of any Confidential Information in breach of this Agreement may cause irreparable harm and significant injury for which there is no adequate remedy at law. Accordingly, the parties agree that the Company shall have the right to immediate injunctive relief in the event of any breach or threatened breach of the obligations in this Section 7, without security or bond, in addition to any other remedies that may be available to the Company at law or in equity. The terms and provisions of this Section 7 shall survive termination or expiration of this Agreement.

7.5. As additional protection for Confidential Information, Mr. Wainstein agrees that during the period it is providing services under this Agreement, and for one year thereafter, Mr. Wainstein will not encourage or solicit any employee or consultant of the Company to leave the Company for any reason.

8. Publicity. The Company shall, require the prior written consent and approval of Mr. Wainstein, to use Mr. Wainstein's name, biography and picture on the Company's website, marketing and advertising materials including any press releases.

9. Non-Compete. During the term of this Agreement and for six (6) moths thereafter, Mr. Wainstein will not, without the Company's prior written consent, (a) directly work on any products or services, or indirectly work on any commercial products or services, that are either directly or indirectly competitive with products or services (i) being commercially developed or offered by the Company during Mr. Wainstein's tenure and (ii) on which Mr. Wainstein worked or about which Mr. Wainstein learned Proprietary Information during Mr. Wainstein's tenure with the Company; provided such restrictions shall not apply to commercial products or services that Mr. Wainstein was working prior to this Agreement.

10. No Conflicts. Mr. Wainstein represents and warrants to the Company that Mr. Wainstein is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which Mr. Wainstein is bound.

11. Notices. Notices are to be delivered in writing, in the case of the Company, to 139 Fulton Street, Suite 412, New York, New York 10038, and in the case of Mr. Wainstein, to address set forth on the signature page hereto or to such other address as may be given by each party from time to time under this Section. Notices shall be deemed properly given upon personal delivery, the day following deposit by overnight carrier, or three (3) days after deposit in the U.S. mail.

12. Parties in Interest. This Agreement is made solely for the benefit of Mr. Wainstein and the Company, its shareholders, directors and officers. No other person shall acquire or have any right under or by virtue of this Agreement.

13. Entire Agreement; Amendments; Severability; Counterparts. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth in this Agreement. No provision of this Agreement may be amended, modified or waived, except in a writing signed by the parties. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and if any restriction in this Agreement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction, so it can be enforced to the fullest extent permitted by law. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. This Agreement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

14. Governing Law, Venue, Form, Jury Waiver. This Agreement will be construed in accordance with the laws of the State of Delaware and any proceeding, conflict, dispute, or claim pertaining to or related in any way to this Agreement or the provisions hereunder shall be subject to the exclusive jurisdiction, venue, and forum of the state courts in and for New York County, New York, with the prevailing Party entitled to recover its costs and expenses, including reasonable attorney's fees including those incurred at the trial or appellate level. This clause is meant to be interpreted as mandatory, rather than permissive. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CONTRACT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

15. Mediation and Arbitration. Any dispute arising under this Agreement shall be resolved through a mediation - arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. Costs and fees associated with the mediation shall be shared equally by the parties. If the mediation is unsuccessful, the parties agree that the dispute shall be decided by a single arbitrator by binding arbitration under the rules of the American Arbitration Association in New York County, New York. The decision of the arbitrator shall be final and binding on the parties and may be entered and enforced in any court ofcompetent jurisdiction by either party. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney fees, expert witness costs and expenses, and all other costs and expenses incurred directly or indirectly in connection with the proceedings, unless the arbitrator shall for good cause determine otherwise.

16. Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICEOF INDEPENDENT LEGAL COUNSEL AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE

CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

17. Non-Disparagement. Mr. Wainstein hereby irrevocably covenants and agrees that during the term of this Agreement and within one year after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Company, its constituent members, or its parents, subsidiaries, officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Company, to other business or financial matters or to personal matters.

18. Authority. This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and Mr. Wainstein.

19. Miscellaneous.

19.1. Binding Nature. This Agreement shall be binding upon and shall inure to the benefit of the Company's successors, transferees, and assigns.

19.2. Amendment. Any amendment to this Agreement must be in writing signed by Mr. Wainstein and the Company. The Company and Mr. Wainstein acknowledge that any amendment of this Agreement (including, without limitation, any extension of this Agreement or any change from the terms of Schedule 2 the consideration to be provided to Mr. Wainstein with respect to services to be provided hereunder) or any departure from the terms or conditions hereof with respect to Mr. Wainstein's services for the Company is subject to the Company's and Mr. Wainstein's prior written approval.

19.3. Prior Agreements. This Agreement supersedes any prior consulting or other similar agreements between Mr. Wainstein and the Company with respect to the subject matter hereof. There is no other agreement governing or affecting the subject matter hereof.

19.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

19.5. Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be severed, and the remaining provisions of this Agreement shall continue in full force and effect.

19.6. Headings. The headings in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

19.7. Waiver. No delay in exercising any right hereunder shall constitute a waiver of that right. A waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY

DocuSigned by:

By: Joe Abdo

Title: CEO

Date: 11/6/2020

DocuSigned by:

Daniel Wainstein

Daniel Wainstein

Date: 11/6/20

SCHEDULE 1

DUTIES

As a Board Member and Chairman of the Board, you shall:

- Attend and participate in up to 4 in-person Board meetings per year.
- Attend and participate in, either in person or electronically, special meetings of the Board, as required.
- Participate in Board calls with members of the Company's management which shall last no more than one (1) hour each.
- Be available upon reasonable advance notice to provide telephonic guidance and consultation to members of the Company's management on as as-needed basis a maximum of three times per quarter.
- Study and review the business and operations of the Company, so as to be able to properly advise members of the Company's management.

SCHEDULE 2

COMPENSATION

The Company shall not be responsible for withholding or paying any income, payroll, Social Security or other federal, state or local taxes, making any insurance contributions, including unemployment or disability, or obtaining worker's compensation insurance. However, the Company may file informational returns with the appropriate federal and state agencies regarding such payments. Mr. Wainstein acknowledges that he is solely responsible for the payment of all taxes and contributions.

Upon the execution of this Agreement, the Company shall pay to Mr. Wainstein the following fees:

a. Fifty-Five Thousand Dollars ($55,000.00) per annum (the "***Board Compensation***") to be paid in equal quarterly installments of Thirteen Thousand Seven Hundred Fifty Dollars ($13,750.00) (the "***Quarterly Payment***") beginning with the initial payment to be made upon the effective date of this Agreement (the "***Initial Payment***"). Following the Initial Payment, the remaining Quarterly Payments shall be due on December 31, 2020, March 30, 2021 and June 30, 2021 (the "***Remaining Payment Dates***"). The Board Compensation shall be paid either in readily available funds or fully paid, validly issued and non-assessable common stock of the Company (the "***Common Stock***"), at the sole option of the Company. In the event that a Quarterly Payment is to be remitted in Common Stock, the number of shares shall be determined by dividing the Quarterly Payment by the closing sale price of the Common Stock on the trading day preceding a Quarterly Payment due date. The closing sale price shall be defined as the last closing sale price for the common stock as reported by the principal trading market of the Company.

   In the event that the Company is unable to remit the Board Compensation to the Board Member on or around the agreed upon payment dates, the Board Compensation shall be accrued by the Company until the conclusion of the term of this Agreement.

b. 385,462 shares of the Company's common stock due and payable upon the execution hereof, which shall be considered fully earned as of the execution hereof.

   Within thirty (30) days following the date hereof, Mr. Wainstein shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code and shall promptly provide a copy to the Company.

Board Member Agreement

This agreement (the "***Agreement***") is made effective as of August 20, 2020, by Stella Diagnostics, Inc., a Wyoming corporation (the "***Company***"), and Marissa Welner, (the "***Board Member***").

WHEREAS, the Company's Board of Directors (the "***Board***") was formed to provide for governance to the Company;

WHEREAS, the Company desires to engage the Board Member to serve on the Board;

WHEREAS, the Board Member is willing to serve on the Board in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, the Company has spent significant time, effort and money to develop certain Confidential Information (as defined herein) which the Company considers vital to its business and goodwill;

WHEREAS, the Company wishes to protect and preserve the confidentiality of such Confidential Information and protect it from misuse; and

WHEREAS, the Company does not desire to receive from the Board Member any information which is confidential to, or the ownership of which resides in, a third party, whether acquired prior to or subsequent to the Board Member's engagement under this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Service as a Board Member. The Board Member shall serve on the Board on a non-exclusive basis for the term of this Agreement. The Board Member shall perform services hereunder as an independent contractor and not as an employee, agent, joint venture or partner of the Company. The Board Member shall have no power or authority to act for, represent or bind the Company or its affiliates in any manner whatsoever, except as may be expressly agreed on each occasion, in writing, by the Company and the Board. The Board Member agrees to take no action that expresses or implies that the Board Member has such power or authority.

2. Duties. During the term of this Agreement, the Board Member will provide advice and counsel to the members of the Board as may be reasonably requested from time to time, including by rendering the services described on Schedule 1 to this Agreement to the Board. The Board Member will report directly to the members of the Board in the course of performing the Board Member's duties, unless otherwise expressly directed by the members of the Board.

3. Term. This Agreement shall have a term of three (3) years, provided that either party may terminate the Agreement, with or without reason, by written notice to the other, and provided further that the provisions of Section 4.1, Section 6, and Section 7 shall survive any termination or expiration of this Agreement.

4. Fees.

4.1. As compensation for the Board Member's services under this Agreement, the Company shall pay to the Board Member the compensation described on Scheduled 2 to this Agreement.

4.2. The Board Member agrees to pay all federal, state and local taxes applicable to any compensation paid to the Board Member pursuant to this Agreement. The terms and provisions of this Section 4.2 shall survive termination or expiration of this Agreement.

5. Expenses. The Company agrees to reimburse the Board Member promptly for reasonable out-of-pocket expenses incurred in connection with the Board Member's services, provided that any single expense item in excess of $1000 or monthly expense in excess of $2500 in the aggregate shall require pre-approval by the Company, and the Board Member shall provide appropriate documentation of all expenses.

6. Indemnification. In the performance of services under this Agreement, the Board Member shall be obligated to act only in good faith and shall not be liable to the Company for errors in judgment that are not the result of willful misconduct. The Company agrees to indemnify and hold the Board Member harmless from and against any and all losses, claims, expenses, damages or liabilities, joint or several, to which the Board Member may become subject (including the costs of any investigation and all reasonable attorneys' fees and costs) or incurred by the Board Member, to the fullest extent lawful, in connection with any pending or threatened litigation, legal claim or proceeding arising out of or in connection with the services rendered by the Board Member under this Agreement; *provided, however*, that the foregoing indemnity shall not apply to any such losses, claims, related expenses, damages or liabilities arising out of or in connection with the Board Member's willful misconduct or fraud, or material breach this Agreement. The terms and provisions of this Section 6 shall survive termination or expiration of this Agreement.

7. Confidential Information; Developments; Non-Solicitation.

7.1. As used in this Agreement, "***Confidential Information***" means any and all confidential or proprietary technical, trade and business information furnished, in any medium, or disclosed in any form or method, including orally, by the Company to the Board Member, or discovered by the Board Member through any means, including observation, including, but not limited to, information about the Company's employees, officers, directors, suppliers, customers, affiliates, businesses and business relationships; manufacturing processes and methods, operating technique, practice, course of dealing, plan or strategy, sources of supply, customer lists and markets; sales, profits, pricing, other financial data and know-how; financial projections, business plans, marketing plans, marketing materials, logos and designs; personnel statistics; research; computer hardware and software; current and future products, designs, developments, capabilities, inventions, prototypes, models, drawings, specifications, methods and trade secrets; technical data, inventions, processes, and other trade secrets; and such other information normally understood to be confidential or otherwise designated as such in writing by the Company, as well as information discerned from, based on or relating to any of the foregoing which may be prepared or created by the Board Member. "Confidential Information" shall not include: information that is or becomes publicly available by means other than a breach hereof (including, without limitation, any information filed with any governmental agency and available to the public); (ii) is known to, or

rightfully in the possession of, Board Member at the time of disclosure without breach or violation of any confidentiality agreement; (iii) thereafter becomes known to or comes into the possession of Board Member from a third party that is not under any obligation of confidentiality and is lawfully in the possession of such information; (iv) is developed by Board Member independently of any disclosures previously made by the Company; or (v) is required to be disclosed by order, or the process, of a court of competent jurisdiction, administrative agency or governmental body, or by subpoena, summons or other legal process, provided that such disclosure is limited to the extent legally required and prior to such disclosure by Board Member, Company is given reasonable advance notice (to the extent legally permitted) of such order or legal process and an opportunity to object to such disclosure

7.2. The Board Member shall retain all Confidential Information in trust for the sole benefit of the Company, its successors and assigns, and shall comply with any and all procedures adopted from time to time to protect and preserve the confidentiality of any Confidential Information. The Board Member shall not at any time, during or after the term of this Agreement, directly or indirectly, divulge, use or permit the use of any Confidential Information, except as required by the Board Member's services under this Agreement. Board Member agrees to employ reasonable steps to protect Confidential Information from unauthorized or inadvertent disclosure, but at a minimum to the same extent as the Board Member protects the Board Member's own confidential information. Upon expiration or termination of this Agreement and upon the Company's request during the term of this Agreement, the Board Member shall promptly return any and all tangible Confidential Information (whether written or electronic) to the Company, including all copies, abstracts or derivatives thereof.

7.3. The Company shall own all right, title and interest relating to all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Board Member or jointly with others in the course of the Board Member's performance of services under this Agreement or using the Company's Confidential Information (collectively, "***Developments***"). The Board Member agrees to make full and prompt disclosure to the Company of all Developments and provide all Developments to the Company. Board Member hereby assigns to the Company or its designee all of the Board Member's right, title and interest in and to any and all Developments. The Board Member agrees to cooperate fully with the Company, both during and after the term of this Agreement, with respect to the procurement, maintenance and enforcement of intellectual property rights (both in the United States and foreign countries) relating to any Developments. The Board Member shall sign all documents which may be necessary or desirable in order to protect the Company's rights in and to any Developments, and the Board Member hereby irrevocably designates and appoints each officer of the Company as the Board Member's agent and attorney-in-fact to execute any such documents on the Board Member's behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Developments. Notwithstanding anything to the contrary above, this Section 7.3 does not apply to an invention for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on the Board Member's own time, unless the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated

research or development, or the invention results from any work performed by the Board Member for the Company.

7.4. The Board Member acknowledges that the Company competes with other businesses that are or could be located anywhere; that the provisions of this Agreement are reasonable and necessary to protect and preserve the Company's business interests; and that the unauthorized disclosure, use or disposition of any Confidential Information in breach of this Agreement may cause irreparable harm and significant injury for which there is no adequate remedy at law. Accordingly, the parties agree that the Company shall have the right to immediate injunctive relief in the event of any breach or threatened breach of the obligations in this Section 7, without security or bond, in addition to any other remedies that may be available to the Company at law or in equity. The terms and provisions of this Section 7 shall survive termination or expiration of this Agreement.

7.5. As additional protection for Confidential Information, Board Member agrees that during the period it is providing services under this Agreement, and for one year thereafter, Board Member will not encourage or solicit any employee or consultant of the Company to leave the Company for any reason.

8. Publicity. The Company shall, with prior written approval by the Board Member, have the right to use the name, biography and picture of the Board Member on the Company's website, marketing and advertising materials including any press releases.

9. Non-Compete. During the term of this Agreement and for six (6) moths thereafter, Board Member will not, without the Company's prior written consent, (a) directly work on any products or services, or indirectly work on any commercial products or services, that are either directly or indirectly competitive with products or services (i) being commercially developed or offered by the Company during Board Member's tenure and (ii) on which Board Member worked or about which Board Member learned Proprietary Information during Board Member's tenure with the Company; provided such restrictions shall not apply to commercial products or services that Board Member was working prior to this Agreement.

10. No Conflicts. The Board Member represents and warrants to the Company that the Board Member is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Board Member is bound.

11. Notices. Notices are to be delivered in writing, in the case of the Company, to at 4239 Lincoln Pines Court, Salt Lake City, Utah 84124, and in the case of the Board Member, to address set forth on the signature page hereto or to such other address as may be given by each party from time to time under this Section. Notices shall be deemed properly given upon personal delivery, the day following deposit by overnight carrier, or three (3) days after deposit in the U.S. mail.

12. Parties in Interest. This Agreement is made solely for the benefit of the Board Member and the Company, its shareholders, directors and officers. No other person shall acquire or have any right under or by virtue of this Agreement.

13. Entire Agreement; Amendments; Severability; Counterparts. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth in this Agreement. No provision of this Agreement may be amended, modified or waived, except in a writing signed by the parties. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and if any restriction in this Agreement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction, so it can be enforced to the fullest extent permitted by law. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. This Agreement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

14. Governing Law, Venue, Form, Jury Waiver. This Agreement will be construed in accordance with the laws of the State of Wyoming and any proceeding, conflict, dispute, or claim pertaining to or related in any way to this Agreement or the provisions hereunder shall be subject to the exclusive jurisdiction, venue, and forum of the state courts in and for New York County, New York, with the prevailing Party entitled to recover its costs and expenses, including reasonable attorney's fees including those incurred at the trial or appellate level. This clause is meant to be interpreted as mandatory, rather than permissive. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CONTRACT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

15. Mediation and Arbitration. Any dispute arising under this Agreement shall be resolved through a mediation - arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. Costs and fees associated with the mediation shall be shared equally by the parties. If the mediation is unsuccessful, the parties agree that the dispute shall be decided by a single arbitrator by binding arbitration under the rules of the American Arbitration Association in New York County, New York. The decision of the arbitrator shall be final and binding on the parties and may be entered and enforced in any court ofcompetent jurisdiction by either party. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney fees, expert witness costs and expenses, and all other costs and expenses incurred directly or indirectly in connection with the proceedings, unless the arbitrator shall for good cause determine otherwise.

16. Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICEOF INDEPENDENT LEGAL COUNSEL AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE

CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

17. Non-Disparagement. Board Member hereby irrevocably covenants and agrees that during the term of this Agreement and within one year after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Company, its constituent members, or its parents, subsidiaries, officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Company, to other business or financial matters or to personal matters.

18. Authority. This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Board Member.

19. Miscellaneous.

19.1. Binding Nature. This Agreement shall be binding upon and shall inure to the benefit of the Company's successors, transferees, and assigns.

19.2. Amendment. Any amendment to this Agreement must be in writing signed by Board Member and the Company. The Company and Board Member acknowledge that any amendment of this Agreement (including, without limitation, any extension of this Agreement or any change from the terms of Schedule 2 the consideration to be provided to Board Member with respect to services to be provided hereunder) or any departure from the terms or conditions hereof with respect to Board Member's services for the Company is subject to the Company's and Board Member's prior written approval.

19.3. Prior Agreements. This Agreement supersedes any prior consulting or other similar agreements between Board Member and the Company with respect to the subject matter hereof. There is no other agreement governing or affecting the subject matter hereof.

19.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

19.5. Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be severed, and the remaining provisions of this Agreement shall continue in full force and effect.

19.6. Headings. The headings in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

19.7. Waiver. No delay in exercising any right hereunder shall constitute a waiver of that right. A waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STELLA DIAGNOSTICS, INC.

DocuSigned by:
Daniel Wainstein
A8CA31565C084C1...

By: ______________________________
Name: Daniel Wainstein
Title: Chairman

BOARD MEMBER

By: ______________________________
Name: Marissa Welner
Address: c/o the Company

SCHEDULE 1

DUTIES

As a Board Member, you shall:

- Attend and participate in up to 4 in-person Board meetings per year.
- Attend and participate in, either in person or electronically, special meetings of the Board, as required.
- Participate in Board Member calls with members of the Company's management which shall last no more than one (1) hour each.
- Be available upon reasonable advance notice to provide telephonic guidance and consultation to members of the Company's management on as as-needed basis a maximum of three times per quarter.
- Study and review the business and operations of the Company, so as to be able to properly advise members of the Company's management.

SCHEDULE 2

COMPENSATION

The Company shall not be responsible for withholding or paying any income, payroll, Social Security or other federal, state or local taxes, making any insurance contributions, including unemployment or disability, or obtaining worker's compensation insurance on the Board Member's behalf. However, the Company may file informational returns with the appropriate federal and state agencies regarding such payments. The Board Member is solely responsible for the payment of all taxes and contributions on the Board Member's behalf.

Upon the execution of this Agreement, the Company shall pay to the Board Member the following fees:

a. Fifty-Five Thousand Dollars ($55,000.00) per annum (the "***Board Compensation***") to be paid in equal quarterly installments of Thirteen Thousand Seven Hundred Fifty Dollars ($13,750.00) (the "***Quarterly Payment***") beginning with the initial payment to be made upon the effective date of this Agreement (the "***Initial Payment***"). Following the Initial Payment, the remaining Quarterly Payments shall be due on January 1, 2021, March 30, 2021 and June 30, 2021 (the "***Remaining Payment Dates***"). The Board Compensation shall be paid either in readily available funds or fully paid, validly issued and non-assessable common stock of the Company (the "***Common Stock***"), at the sole option of the Board Member. In the event that a Quarterly Payment is to be remitted in Common Stock, the number of shares shall be determined by dividing the Quarterly Payment by the closing sale price of the Common Stock on the trading day preceding a Quarterly Payment due date. The closing sale price shall be defined as the last closing sale price for the common stock as reported by the principal trading market of the Company.

   In the event that the Company is unable to remit the Board Compensation to the Board Member on or around the agreed upon payment dates, the Board Compensation shall be accrued by the Company until the conclusion of the term of this Agreement.

b. 385,462 shares of the Company's common stock due and payable upon the execution hereof, which shall be considered fully earned as of the execution hereof.

   Within thirty (30) days following the date hereof, the Board Member shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code and shall promptly provide a copy to the Company.

Board Member Agreement

This agreement (the "***Agreement***") is made effective as of October 30, 2020 by Stella Diagnostics, Inc., a Wyoming corporation (the "***Company***"), and Joe Abdo, (the "***Board Member***").

WHEREAS, the Company's Board of Directors (the "***Board***") was formed to provide for governance to the Company;

WHEREAS, the Company desires to engage the Board Member to serve on the Board;

WHEREAS, the Board Member is willing to serve on the Board in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, the Company has spent significant time, effort and money to develop certain Confidential Information (as defined herein) which the Company considers vital to its business and goodwill;

WHEREAS, the Company wishes to protect and preserve the confidentiality of such Confidential Information and protect it from misuse; and

WHEREAS, the Company does not desire to receive from the Board Member any information which is confidential to, or the ownership of which resides in, a third party, whether acquired prior to or subsequent to the Board Member's engagement under this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Service as a Board Member. The Board Member shall serve on the Board on a non-exclusive basis for the term of this Agreement. The Board Member shall perform services hereunder as an independent contractor and not as an employee, agent, joint venture or partner of the Company. The Board Member shall have no power or authority to act for, represent or bind the Company or its affiliates in any manner whatsoever, except as may be expressly agreed on each occasion, in writing, by the Company and the Board. The Board Member agrees to take no action that expresses or implies that the Board Member has such power or authority.

2. Duties. During the term of this Agreement, the Board Member will provide advice and counsel to the members of the Board as may be reasonably requested from time to time, including by rendering the services described on Schedule 1 to this Agreement to the Board. The Board Member will report directly to the members of the Board in the course of performing the Board Member's duties, unless otherwise expressly directed by the members of the Board.

3. Term. This Agreement shall have a term of three (3) years, provided that either party may terminate the Agreement, with or without reason, by written notice to the other, and provided further that the provisions of Section 4.1, Section 6, and Section 7 shall survive any termination or expiration of this Agreement.

4. Fees.

4.1. As compensation for the Board Member's services under this Agreement, the Company shall pay to the Board Member the compensation described on Scheduled 2 to this Agreement.

4.2. The Board Member agrees to pay all federal, state and local taxes applicable to any compensation paid to the Board Member pursuant to this Agreement. The terms and provisions of this Section 4.2 shall survive termination or expiration of this Agreement.

5. Expenses. The Company agrees to reimburse the Board Member promptly for reasonable out-of-pocket expenses incurred in connection with the Board Member's services, provided that any single expense item in excess of $1000 or monthly expense in excess of $2500 in the aggregate shall require pre-approval by the Company, and the Board Member shall provide appropriate documentation of all expenses.

6. Indemnification. In the performance of services under this Agreement, the Board Member shall be obligated to act only in good faith and shall not be liable to the Company for errors in judgment that are not the result of willful misconduct. The Company agrees to indemnify and hold the Board Member harmless from and against any and all losses, claims, expenses, damages or liabilities, joint or several, to which the Board Member may become subject (including the costs of any investigation and all reasonable attorneys' fees and costs) or incurred by the Board Member, to the fullest extent lawful, in connection with any pending or threatened litigation, legal claim or proceeding arising out of or in connection with the services rendered by the Board Member under this Agreement; *provided, however*, that the foregoing indemnity shall not apply to any such losses, claims, related expenses, damages or liabilities arising out of or in connection with the Board Member's willful misconduct or fraud, or material breach this Agreement. The terms and provisions of this Section 6 shall survive termination or expiration of this Agreement.

7. Confidential Information; Developments; Non-Solicitation.

7.1. As used in this Agreement, "***Confidential Information***" means any and all confidential or proprietary technical, trade and business information furnished, in any medium, or disclosed in any form or method, including orally, by the Company to the Board Member, or discovered by the Board Member through any means, including observation, including, but not limited to, information about the Company's employees, officers, directors, suppliers, customers, affiliates, businesses and business relationships; manufacturing processes and methods, operating technique, practice, course of dealing, plan or strategy, sources of supply, customer lists and markets; sales, profits, pricing, other financial data and know-how; financial projections, business plans, marketing plans, marketing materials, logos and designs; personnel statistics; research; computer hardware and software; current and future products, designs, developments, capabilities, inventions, prototypes, models, drawings, specifications, methods and trade secrets; technical data, inventions, processes, and other trade secrets; and such other information normally understood to be confidential or otherwise designated as such in writing by the Company, as well as information discerned from, based on or relating to any of the foregoing which may be prepared or created by the Board Member. "Confidential Information" shall not include: information that is or becomes publicly available by means other than a breach hereof (including, without limitation, any information filed with any governmental agency and available to the public); (ii) is known to, or

rightfully in the possession of, Board Member at the time of disclosure without breach or violation of any confidentiality agreement; (iii) thereafter becomes known to or comes into the possession of Board Member from a third party that is not under any obligation of confidentiality and is lawfully in the possession of such information; (iv) is developed by Board Member independently of any disclosures previously made by the Company; or (v) is required to be disclosed by order, or the process, of a court of competent jurisdiction, administrative agency or governmental body, or by subpoena, summons or other legal process, provided that such disclosure is limited to the extent legally required and prior to such disclosure by Board Member, Company is given reasonable advance notice (to the extent legally permitted) of such order or legal process and an opportunity to object to such disclosure

7.2. The Board Member shall retain all Confidential Information in trust for the sole benefit of the Company, its successors and assigns, and shall comply with any and all procedures adopted from time to time to protect and preserve the confidentiality of any Confidential Information. The Board Member shall not at any time, during or after the term of this Agreement, directly or indirectly, divulge, use or permit the use of any Confidential Information, except as required by the Board Member's services under this Agreement. Board Member agrees to employ reasonable steps to protect Confidential Information from unauthorized or inadvertent disclosure, but at a minimum to the same extent as the Board Member protects the Board Member's own confidential information. Upon expiration or termination of this Agreement and upon the Company's request during the term of this Agreement, the Board Member shall promptly return any and all tangible Confidential Information (whether written or electronic) to the Company, including all copies, abstracts or derivatives thereof.

7.3. The Company shall own all right, title and interest relating to all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Board Member or jointly with others in the course of the Board Member's performance of services under this Agreement or using the Company's Confidential Information (collectively, "***Developments***"). The Board Member agrees to make full and prompt disclosure to the Company of all Developments and provide all Developments to the Company. Board Member hereby assigns to the Company or its designee all of the Board Member's right, title and interest in and to any and all Developments. The Board Member agrees to cooperate fully with the Company, both during and after the term of this Agreement, with respect to the procurement, maintenance and enforcement of intellectual property rights (both in the United States and foreign countries) relating to any Developments. The Board Member shall sign all documents which may be necessary or desirable in order to protect the Company's rights in and to any Developments, and the Board Member hereby irrevocably designates and appoints each officer of the Company as the Board Member's agent and attorney-in-fact to execute any such documents on the Board Member's behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Developments. Notwithstanding anything to the contrary above, this Section 7.3 does not apply to an invention for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on the Board Member's own time, unless the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated

research or development, or the invention results from any work performed by the Board Member for the Company.

7.4. The Board Member acknowledges that the Company competes with other businesses that are or could be located anywhere; that the provisions of this Agreement are reasonable and necessary to protect and preserve the Company's business interests; and that the unauthorized disclosure, use or disposition of any Confidential Information in breach of this Agreement may cause irreparable harm and significant injury for which there is no adequate remedy at law. Accordingly, the parties agree that the Company shall have the right to immediate injunctive relief in the event of any breach or threatened breach of the obligations in this Section 7, without security or bond, in addition to any other remedies that may be available to the Company at law or in equity. The terms and provisions of this Section 7 shall survive termination or expiration of this Agreement.

7.5. As additional protection for Confidential Information, Board Member agrees that during the period it is providing services under this Agreement, and for one year thereafter, Board Member will not encourage or solicit any employee or consultant of the Company to leave the Company for any reason.

8. Publicity. The Company shall, with prior written approval by the Board Member, have the right to use the name, biography and picture of the Board Member on the Company's website, marketing and advertising materials including any press releases.

9. Non-Compete. During the term of this Agreement and for six (6) moths thereafter, Board Member will not, without the Company's prior written consent, (a) directly work on any products or services, or indirectly work on any commercial products or services, that are either directly or indirectly competitive with products or services (i) being commercially developed or offered by the Company during Board Member's tenure and (ii) on which Board Member worked or about which Board Member learned Proprietary Information during Board Member's tenure with the Company; provided such restrictions shall not apply to commercial products or services that Board Member was working prior to this Agreement.

10. No Conflicts. The Board Member represents and warrants to the Company that the Board Member is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Board Member is bound.

11. Notices. Notices are to be delivered in writing, in the case of the Company, to at 4239 Lincoln Pines Court, Salt Lake City, Utah 84124, and in the case of the Board Member, to address set forth on the signature page hereto or to such other address as may be given by each party from time to time under this Section. Notices shall be deemed properly given upon personal delivery, the day following deposit by overnight carrier, or three (3) days after deposit in the U.S. mail.

12. Parties in Interest. This Agreement is made solely for the benefit of the Board Member and the Company, its shareholders, directors and officers. No other person shall acquire or have any right under or by virtue of this Agreement.

13. Entire Agreement; Amendments; Severability; Counterparts. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth in this Agreement. No provision of this Agreement may be amended, modified or waived, except in a writing signed by the parties. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and if any restriction in this Agreement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction, so it can be enforced to the fullest extent permitted by law. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. This Agreement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

14. Governing Law, Venue, Form, Jury Waiver. This Agreement will be construed in accordance with the laws of the State of Wyoming and any proceeding, conflict, dispute, or claim pertaining to or related in any way to this Agreement or the provisions hereunder shall be subject to the exclusive jurisdiction, venue, and forum of the state courts in and for New York County, New York, with the prevailing Party entitled to recover its costs and expenses, including reasonable attorney's fees including those incurred at the trial or appellate level. This clause is meant to be interpreted as mandatory, rather than permissive. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CONTRACT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

15. Mediation and Arbitration. Any dispute arising under this Agreement shall be resolved through a mediation - arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. Costs and fees associated with the mediation shall be shared equally by the parties. If the mediation is unsuccessful, the parties agree that the dispute shall be decided by a single arbitrator by binding arbitration under the rules of the American Arbitration Association in New York County, New York. The decision of the arbitrator shall be final and binding on the parties and may be entered and enforced in any court ofcompetent jurisdiction by either party. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney fees, expert witness costs and expenses, and all other costs and expenses incurred directly or indirectly in connection with the proceedings, unless the arbitrator shall for good cause determine otherwise.

16. Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICEOF INDEPENDENT LEGAL COUNSEL AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE

CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

17. Non-Disparagement. Board Member hereby irrevocably covenants and agrees that during the term of this Agreement and within one year after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Company, its constituent members, or its parents, subsidiaries, officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Company, to other business or financial matters or to personal matters.

18. Authority. This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Board Member.

19. Miscellaneous.

19.1. Binding Nature. This Agreement shall be binding upon and shall inure to the benefit of the Company's successors, transferees, and assigns.

19.2. Amendment. Any amendment to this Agreement must be in writing signed by Board Member and the Company. The Company and Board Member acknowledge that any amendment of this Agreement (including, without limitation, any extension of this Agreement or any change from the terms of Schedule 2 the consideration to be provided to Board Member with respect to services to be provided hereunder) or any departure from the terms or conditions hereof with respect to Board Member's services for the Company is subject to the Company's and Board Member's prior written approval.

19.3. Prior Agreements. This Agreement supersedes any prior consulting or other similar agreements between Board Member and the Company with respect to the subject matter hereof. There is no other agreement governing or affecting the subject matter hereof.

19.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

19.5. Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be severed, and the remaining provisions of this Agreement shall continue in full force and effect.

19.6. Headings. The headings in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

19.7. Waiver. No delay in exercising any right hereunder shall constitute a waiver of that right. A waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STELLA DIAGNOSTICS, INC.

By: ___________________________
Name: Daniel Wainstein
Title: Chairman

BOARD MEMBER

By: ___________________________

Name: Joe Abdo
Address: 4239 Lincoln Pines Court
Salt Lake City, Utah 84124

SCHEDULE 1

DUTIES

As a Board Member, you shall:

- Attend and participate in up to 4 in-person Board meetings per year.
- Attend and participate in, either in person or electronically, special meetings of the Board, as required.
- Participate in Board Member calls with members of the Company's management which shall last no more than one (1) hour each.
- Be available upon reasonable advance notice to provide telephonic guidance and consultation to members of the Company's management on as as-needed basis a maximum of three times per quarter.
- Study and review the business and operations of the Company, so as to be able to properly advise members of the Company's management.

SCHEDULE 2

COMPENSATION

The Company shall not be responsible for withholding or paying any income, payroll, Social Security or other federal, state or local taxes, making any insurance contributions, including unemployment or disability, or obtaining worker's compensation insurance on the Board Member's behalf. However, the Company may file informational returns with the appropriate federal and state agencies regarding such payments. The Board Member is solely responsible for the payment of all taxes and contributions on the Board Member's behalf.

Upon the execution of this Agreement, the Company shall pay to the Board Member the following fees:

a. Fifty-Five Thousand Dollars ($55,000.00) per annum (the "***Board Compensation***") to be paid in equal quarterly installments of Thirteen Thousand Seven Hundred Fifty Dollars ($13,750.00) (the "***Quarterly Payment***") beginning with the initial payment to be made upon the effective date of this Agreement (the "***Initial Payment***"). Following the Initial Payment, the remaining Quarterly Payments shall be due on December 31, 2020, March 30, 2021 and June 30, 2021 (the "***Remaining Payment Dates***"). The Board Compensation shall be paid either in readily available funds or fully paid, validly issued and non-assessable common stock of the Company (the "***Common Stock***"), at the sole option of the Board Member. In the event that a Quarterly Payment is to be remitted in Common Stock, the number of shares shall be determined by dividing the Quarterly Payment by the closing sale price of the Common Stock on the trading day preceding a Quarterly Payment due date. The closing sale price shall be defined as the last closing sale price for the common stock as reported by the principal trading market of the Company.

   In the event that the Company is unable to remit the Board Compensation to the Board Member on or around the agreed upon payment dates, the Board Compensation shall be accrued by the Company until the conclusion of the term of this Agreement.

b. 385,462 shares of the Company's common stock due and payable upon the execution hereof, which shall be considered fully earned as of the execution hereof.

   Within thirty (30) days following the date hereof, the Board Member shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code and shall promptly provide a copy to the Company.

Board Member Agreement

This agreement (the "***Agreement***") is made effective as of October 30, 2020 by Stella Diagnostics, Inc., a Wyoming corporation (the "***Company***"), and David Seaburg, (the "***Board Member***").

WHEREAS, the Company's Board of Directors (the "***Board***") was formed to provide for governance to the Company;

WHEREAS, the Company desires to engage the Board Member to serve on the Board;

WHEREAS, the Board Member is willing to serve on the Board in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, the Company has spent significant time, effort and money to develop certain Confidential Information (as defined herein) which the Company considers vital to its business and goodwill;

WHEREAS, the Company wishes to protect and preserve the confidentiality of such Confidential Information and protect it from misuse; and

WHEREAS, the Company does not desire to receive from the Board Member any information which is confidential to, or the ownership of which resides in, a third party, whether acquired prior to or subsequent to the Board Member's engagement under this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Service as a Board Member. The Board Member shall serve on the Board on a non-exclusive basis for the term of this Agreement. The Board Member shall perform services hereunder as an independent contractor and not as an employee, agent, joint venture or partner of the Company. The Board Member shall have no power or authority to act for, represent or bind the Company or its affiliates in any manner whatsoever, except as may be expressly agreed on each occasion, in writing, by the Company and the Board. The Board Member agrees to take no action that expresses or implies that the Board Member has such power or authority.

2. Duties. During the term of this Agreement, the Board Member will provide advice and counsel to the members of the Board as may be reasonably requested from time to time, including by rendering the services described on Schedule 1 to this Agreement to the Board. The Board Member will report directly to the members of the Board in the course of performing the Board Member's duties, unless otherwise expressly directed by the members of the Board.

3. Term. This Agreement shall have a term of three (3) years, provided that either party may terminate the Agreement, with or without reason, by written notice to the other, and provided further that the provisions of Section 4.1, Section 6, and Section 7 shall survive any termination or expiration of this Agreement.

4. Fees.

4.1. As compensation for the Board Member's services under this Agreement, the Company shall pay to the Board Member the compensation described on Scheduled 2 to this Agreement.

4.2. The Board Member agrees to pay all federal, state and local taxes applicable to any compensation paid to the Board Member pursuant to this Agreement. The terms and provisions of this Section 4.2 shall survive termination or expiration of this Agreement.

5. Expenses. The Company agrees to reimburse the Board Member promptly for reasonable out-of-pocket expenses incurred in connection with the Board Member's services, provided that any single expense item in excess of $1000 or monthly expense in excess of $2500 in the aggregate shall require pre-approval by the Company, and the Board Member shall provide appropriate documentation of all expenses.

6. Indemnification. In the performance of services under this Agreement, the Board Member shall be obligated to act only in good faith and shall not be liable to the Company for errors in judgment that are not the result of willful misconduct. The Company agrees to indemnify and hold the Board Member harmless from and against any and all losses, claims, expenses, damages or liabilities, joint or several, to which the Board Member may become subject (including the costs of any investigation and all reasonable attorneys' fees and costs) or incurred by the Board Member, to the fullest extent lawful, in connection with any pending or threatened litigation, legal claim or proceeding arising out of or in connection with the services rendered by the Board Member under this Agreement; *provided, however*, that the foregoing indemnity shall not apply to any such losses, claims, related expenses, damages or liabilities arising out of or in connection with the Board Member's willful misconduct or fraud, or material breach this Agreement. The terms and provisions of this Section 6 shall survive termination or expiration of this Agreement.

7. Confidential Information; Developments; Non-Solicitation.

7.1. As used in this Agreement, "***Confidential Information***" means any and all confidential or proprietary technical, trade and business information furnished, in any medium, or disclosed in any form or method, including orally, by the Company to the Board Member, or discovered by the Board Member through any means, including observation, including, but not limited to, information about the Company's employees, officers, directors, suppliers, customers, affiliates, businesses and business relationships; manufacturing processes and methods, operating technique, practice, course of dealing, plan or strategy, sources of supply, customer lists and markets; sales, profits, pricing, other financial data and know-how; financial projections, business plans, marketing plans, marketing materials, logos and designs; personnel statistics; research; computer hardware and software; current and future products, designs, developments, capabilities, inventions, prototypes, models, drawings, specifications, methods and trade secrets; technical data, inventions, processes, and other trade secrets; and such other information normally understood to be confidential or otherwise designated as such in writing by the Company, as well as information discerned from, based on or relating to any of the foregoing which may be prepared or created by the Board Member. "Confidential Information" shall not include: information that is or becomes publicly available by means other than a breach hereof (including, without limitation, any information filed with any governmental agency and available to the public); (ii) is known to, or

rightfully in the possession of, Board Member at the time of disclosure without breach or violation of any confidentiality agreement; (iii) thereafter becomes known to or comes into the possession of Board Member from a third party that is not under any obligation of confidentiality and is lawfully in the possession of such information; (iv) is developed by Board Member independently of any disclosures previously made by the Company; or (v) is required to be disclosed by order, or the process, of a court of competent jurisdiction, administrative agency or governmental body, or by subpoena, summons or other legal process, provided that such disclosure is limited to the extent legally required and prior to such disclosure by Board Member, Company is given reasonable advance notice (to the extent legally permitted) of such order or legal process and an opportunity to object to such disclosure

7.2. The Board Member shall retain all Confidential Information in trust for the sole benefit of the Company, its successors and assigns, and shall comply with any and all procedures adopted from time to time to protect and preserve the confidentiality of any Confidential Information. The Board Member shall not at any time, during or after the term of this Agreement, directly or indirectly, divulge, use or permit the use of any Confidential Information, except as required by the Board Member's services under this Agreement. Board Member agrees to employ reasonable steps to protect Confidential Information from unauthorized or inadvertent disclosure, but at a minimum to the same extent as the Board Member protects the Board Member's own confidential information. Upon expiration or termination of this Agreement and upon the Company's request during the term of this Agreement, the Board Member shall promptly return any and all tangible Confidential Information (whether written or electronic) to the Company, including all copies, abstracts or derivatives thereof.

7.3. The Company shall own all right, title and interest relating to all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Board Member or jointly with others in the course of the Board Member's performance of services under this Agreement or using the Company's Confidential Information (collectively, "***Developments***"). The Board Member agrees to make full and prompt disclosure to the Company of all Developments and provide all Developments to the Company. Board Member hereby assigns to the Company or its designee all of the Board Member's right, title and interest in and to any and all Developments. The Board Member agrees to cooperate fully with the Company, both during and after the term of this Agreement, with respect to the procurement, maintenance and enforcement of intellectual property rights (both in the United States and foreign countries) relating to any Developments. The Board Member shall sign all documents which may be necessary or desirable in order to protect the Company's rights in and to any Developments, and the Board Member hereby irrevocably designates and appoints each officer of the Company as the Board Member's agent and attorney-in-fact to execute any such documents on the Board Member's behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Developments. Notwithstanding anything to the contrary above, this Section 7.3 does not apply to an invention for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on the Board Member's own time, unless the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated

research or development, or the invention results from any work performed by the Board Member for the Company.

7.4. The Board Member acknowledges that the Company competes with other businesses that are or could be located anywhere; that the provisions of this Agreement are reasonable and necessary to protect and preserve the Company's business interests; and that the unauthorized disclosure, use or disposition of any Confidential Information in breach of this Agreement may cause irreparable harm and significant injury for which there is no adequate remedy at law. Accordingly, the parties agree that the Company shall have the right to immediate injunctive relief in the event of any breach or threatened breach of the obligations in this Section 7, without security or bond, in addition to any other remedies that may be available to the Company at law or in equity. The terms and provisions of this Section 7 shall survive termination or expiration of this Agreement.

7.5. As additional protection for Confidential Information, Board Member agrees that during the period it is providing services under this Agreement, and for one year thereafter, Board Member will not encourage or solicit any employee or consultant of the Company to leave the Company for any reason.

8. Publicity. The Company shall, with prior written approval by the Board Member, have the right to use the name, biography and picture of the Board Member on the Company's website, marketing and advertising materials including any press releases.

9. Non-Compete. During the term of this Agreement and for six (6) moths thereafter, Board Member will not, without the Company's prior written consent, (a) directly work on any products or services, or indirectly work on any commercial products or services, that are either directly or indirectly competitive with products or services (i) being commercially developed or offered by the Company during Board Member's tenure and (ii) on which Board Member worked or about which Board Member learned Proprietary Information during Board Member's tenure with the Company; provided such restrictions shall not apply to commercial products or services that Board Member was working prior to this Agreement.

10. No Conflicts. The Board Member represents and warrants to the Company that the Board Member is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Board Member is bound.

11. Notices. Notices are to be delivered in writing, in the case of the Company, to at 4239 Lincoln Pines Court, Salt Lake City, Utah 84124, and in the case of the Board Member, to address set forth on the signature page hereto or to such other address as may be given by each party from time to time under this Section. Notices shall be deemed properly given upon personal delivery, the day following deposit by overnight carrier, or three (3) days after deposit in the U.S. mail.

12. Parties in Interest. This Agreement is made solely for the benefit of the Board Member and the Company, its shareholders, directors and officers. No other person shall acquire or have any right under or by virtue of this Agreement.

13. Entire Agreement; Amendments; Severability; Counterparts. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth in this Agreement. No provision of this Agreement may be amended, modified or waived, except in a writing signed by the parties. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and if any restriction in this Agreement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction, so it can be enforced to the fullest extent permitted by law. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. This Agreement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

14. Governing Law, Venue, Form, Jury Waiver. This Agreement will be construed in accordance with the laws of the State of Wyoming and any proceeding, conflict, dispute, or claim pertaining to or related in any way to this Agreement or the provisions hereunder shall be subject to the exclusive jurisdiction, venue, and forum of the state courts in and for New York County, New York, with the prevailing Party entitled to recover its costs and expenses, including reasonable attorney's fees including those incurred at the trial or appellate level. This clause is meant to be interpreted as mandatory, rather than permissive. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CONTRACT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

15. Mediation and Arbitration. Any dispute arising under this Agreement shall be resolved through a mediation - arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. Costs and fees associated with the mediation shall be shared equally by the parties. If the mediation is unsuccessful, the parties agree that the dispute shall be decided by a single arbitrator by binding arbitration under the rules of the American Arbitration Association in New York County, New York. The decision of the arbitrator shall be final and binding on the parties and may be entered and enforced in any court ofcompetent jurisdiction by either party. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney fees, expert witness costs and expenses, and all other costs and expenses incurred directly or indirectly in connection with the proceedings, unless the arbitrator shall for good cause determine otherwise.

16. Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICEOF INDEPENDENT LEGAL COUNSEL AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE

CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

17. Non-Disparagement. Board Member hereby irrevocably covenants and agrees that during the term of this Agreement and within one year after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Company, its constituent members, or its parents, subsidiaries, officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Company, to other business or financial matters or to personal matters.

18. Authority. This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Board Member.

19. Miscellaneous.

19.1. Binding Nature. This Agreement shall be binding upon and shall inure to the benefit of the Company's successors, transferees, and assigns.

19.2. Amendment. Any amendment to this Agreement must be in writing signed by Board Member and the Company. The Company and Board Member acknowledge that any amendment of this Agreement (including, without limitation, any extension of this Agreement or any change from the terms of Schedule 2 the consideration to be provided to Board Member with respect to services to be provided hereunder) or any departure from the terms or conditions hereof with respect to Board Member's services for the Company is subject to the Company's and Board Member's prior written approval.

19.3. Prior Agreements. This Agreement supersedes any prior consulting or other similar agreements between Board Member and the Company with respect to the subject matter hereof. There is no other agreement governing or affecting the subject matter hereof.

19.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

19.5. Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be severed, and the remaining provisions of this Agreement shall continue in full force and effect.

19.6. Headings. The headings in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

19.7. Waiver. No delay in exercising any right hereunder shall constitute a waiver of that right. A waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STELLA DIAGNOSTICS, INC.

DocuSigned by:
Daniel Wainstein
A8CA31565C084C1...

By: ______________________
Name: Daniel Wainstein
Title: Chairman

BOARD MEMBER

By: ______________________
Name: David Seaburg
Address:

SCHEDULE 1

DUTIES

As a Board Member, you shall:

- Attend and participate in up to 4 in-person Board meetings per year.
- Attend and participate in, either in person or electronically, special meetings of the Board, as required.
- Participate in Board Member calls with members of the Company's management which shall last no more than one (1) hour each.
- Be available upon reasonable advance notice to provide telephonic guidance and consultation to members of the Company's management on as as-needed basis a maximum of three times per quarter.
- Study and review the business and operations of the Company, so as to be able to properly advise members of the Company's management.

SCHEDULE 2

COMPENSATION

The Company shall not be responsible for withholding or paying any income, payroll, Social Security or other federal, state or local taxes, making any insurance contributions, including unemployment or disability, or obtaining worker's compensation insurance on the Board Member's behalf. However, the Company may file informational returns with the appropriate federal and state agencies regarding such payments. The Board Member is solely responsible for the payment of all taxes and contributions on the Board Member's behalf.

Upon the execution of this Agreement, the Company shall pay to the Board Member the following fees:

a. Fifty-Five Thousand Dollars ($55,000.00) per annum (the "***Board Compensation***") to be paid in equal quarterly installments of Thirteen Thousand Seven Hundred Fifty Dollars ($13,750.00) (the "***Quarterly Payment***") beginning with the initial payment to be made upon the effective date of this Agreement (the "***Initial Payment***"). Following the Initial Payment, the remaining Quarterly Payments shall be due on December 31, 2010, March 30, 2021 and June 30, 2021 (the "***Remaining Payment Dates***"). The Board Compensation shall be paid either in readily available funds or fully paid, validly issued and non-assessable common stock of the Company (the "***Common Stock***"), at the sole option of the Board Member. In the event that a Quarterly Payment is to be remitted in Common Stock, the number of shares shall be determined by dividing the Quarterly Payment by the closing sale price of the Common Stock on the trading day preceding a Quarterly Payment due date. The closing sale price shall be defined as the last closing sale price for the common stock as reported by the principal trading market of the Company.

   In the event that the Company is unable to remit the Board Compensation to the Board Member on or around the agreed upon payment dates, the Board Compensation shall be accrued by the Company until the conclusion of the term of this Agreement.

b. 385,462 shares of the Company's common stock due and payable upon the execution hereof, which shall be considered fully earned as of the execution hereof.

   Within thirty (30) days following the date hereof, the Board Member shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code and shall promptly provide a copy to the Company.

Board Member Agreement

This agreement (the "***Agreement***") is made effective as of November 6, 2020 by Stella Diagnostics, Inc., a Wyoming corporation (the "***Company***"), and Fredric Zaino, (the "***Board Member***").

WHEREAS, the Company's Board of Directors (the "***Board***") was formed to provide for governance to the Company;

WHEREAS, the Company desires to engage the Board Member to serve on the Board;

WHEREAS, the Board Member is willing to serve on the Board in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, the Company has spent significant time, effort and money to develop certain Confidential Information (as defined herein) which the Company considers vital to its business and goodwill;

WHEREAS, the Company wishes to protect and preserve the confidentiality of such Confidential Information and protect it from misuse; and

WHEREAS, the Company does not desire to receive from the Board Member any information which is confidential to, or the ownership of which resides in, a third party, whether acquired prior to or subsequent to the Board Member's engagement under this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Service as a Board Member. The Board Member shall serve on the Board on a non-exclusive basis for the term of this Agreement. The Board Member shall perform services hereunder as an independent contractor and not as an employee, agent, joint venture or partner of the Company. The Board Member shall have no power or authority to act for, represent or bind the Company or its affiliates in any manner whatsoever, except as may be expressly agreed on each occasion, in writing, by the Company and the Board. The Board Member agrees to take no action that expresses or implies that the Board Member has such power or authority.

2. Duties. During the term of this Agreement, the Board Member will provide advice and counsel to the members of the Board as may be reasonably requested from time to time, including by rendering the services described on Schedule 1 to this Agreement to the Board. The Board Member will report directly to the members of the Board in the course of performing the Board Member's duties, unless otherwise expressly directed by the members of the Board.

3. Term. This Agreement shall have a term of three (3) years, provided that either party may terminate the Agreement, with or without reason, by written notice to the other, and provided further that the provisions of Section 4.1, Section 6, and Section 7 shall survive any termination or expiration of this Agreement.

4. Fees.

4.1. As compensation for the Board Member's services under this Agreement, the Company shall pay to the Board Member the compensation described on Scheduled 2 to this Agreement.

4.2. The Board Member agrees to pay all federal, state and local taxes applicable to any compensation paid to the Board Member pursuant to this Agreement. The terms and provisions of this Section 4.2 shall survive termination or expiration of this Agreement.

5. Expenses. The Company agrees to reimburse the Board Member promptly for reasonable out-of-pocket expenses incurred in connection with the Board Member's services, provided that any single expense item in excess of $1000 or monthly expense in excess of $2500 in the aggregate shall require pre-approval by the Company, and the Board Member shall provide appropriate documentation of all expenses.

6. Indemnification. In the performance of services under this Agreement, the Board Member shall be obligated to act only in good faith and shall not be liable to the Company for errors in judgment that are not the result of willful misconduct. The Company agrees to indemnify and hold the Board Member harmless from and against any and all losses, claims, expenses, damages or liabilities, joint or several, to which the Board Member may become subject (including the costs of any investigation and all reasonable attorneys' fees and costs) or incurred by the Board Member, to the fullest extent lawful, in connection with any pending or threatened litigation, legal claim or proceeding arising out of or in connection with the services rendered by the Board Member under this Agreement; *provided, however*, that the foregoing indemnity shall not apply to any such losses, claims, related expenses, damages or liabilities arising out of or in connection with the Board Member's willful misconduct or fraud, or material breach this Agreement. The terms and provisions of this Section 6 shall survive termination or expiration of this Agreement.

7. Confidential Information; Developments; Non-Solicitation.

7.1. As used in this Agreement, "***Confidential Information***" means any and all confidential or proprietary technical, trade and business information furnished, in any medium, or disclosed in any form or method, including orally, by the Company to the Board Member, or discovered by the Board Member through any means, including observation, including, but not limited to, information about the Company's employees, officers, directors, suppliers, customers, affiliates, businesses and business relationships; manufacturing processes and methods, operating technique, practice, course of dealing, plan or strategy, sources of supply, customer lists and markets; sales, profits, pricing, other financial data and know-how; financial projections, business plans, marketing plans, marketing materials, logos and designs; personnel statistics; research; computer hardware and software; current and future products, designs, developments, capabilities, inventions, prototypes, models, drawings, specifications, methods and trade secrets; technical data, inventions, processes, and other trade secrets; and such other information normally understood to be confidential or otherwise designated as such in writing by the Company, as well as information discerned from, based on or relating to any of the foregoing which may be prepared or created by the Board Member. "Confidential Information" shall not include: information that is or becomes publicly available by means other than a breach hereof (including, without limitation, any information filed with any governmental agency and available to the public); (ii) is known to, or

rightfully in the possession of, Board Member at the time of disclosure without breach or violation of any confidentiality agreement; (iii) thereafter becomes known to or comes into the possession of Board Member from a third party that is not under any obligation of confidentiality and is lawfully in the possession of such information; (iv) is developed by Board Member independently of any disclosures previously made by the Company; or (v) is required to be disclosed by order, or the process, of a court of competent jurisdiction, administrative agency or governmental body, or by subpoena, summons or other legal process, provided that such disclosure is limited to the extent legally required and prior to such disclosure by Board Member, Company is given reasonable advance notice (to the extent legally permitted) of such order or legal process and an opportunity to object to such disclosure

7.2. The Board Member shall retain all Confidential Information in trust for the sole benefit of the Company, its successors and assigns, and shall comply with any and all procedures adopted from time to time to protect and preserve the confidentiality of any Confidential Information. The Board Member shall not at any time, during or after the term of this Agreement, directly or indirectly, divulge, use or permit the use of any Confidential Information, except as required by the Board Member's services under this Agreement. Board Member agrees to employ reasonable steps to protect Confidential Information from unauthorized or inadvertent disclosure, but at a minimum to the same extent as the Board Member protects the Board Member's own confidential information. Upon expiration or termination of this Agreement and upon the Company's request during the term of this Agreement, the Board Member shall promptly return any and all tangible Confidential Information (whether written or electronic) to the Company, including all copies, abstracts or derivatives thereof.

7.3. The Company shall own all right, title and interest relating to all inventions, improvements, discoveries, methods, developments, software, and works of authorship, whether patentable or not, which are created, made, conceived or reduced to practice by the Board Member or jointly with others in the course of the Board Member's performance of services under this Agreement or using the Company's Confidential Information (collectively, "***Developments***"). The Board Member agrees to make full and prompt disclosure to the Company of all Developments and provide all Developments to the Company. Board Member hereby assigns to the Company or its designee all of the Board Member's right, title and interest in and to any and all Developments. The Board Member agrees to cooperate fully with the Company, both during and after the term of this Agreement, with respect to the procurement, maintenance and enforcement of intellectual property rights (both in the United States and foreign countries) relating to any Developments. The Board Member shall sign all documents which may be necessary or desirable in order to protect the Company's rights in and to any Developments, and the Board Member hereby irrevocably designates and appoints each officer of the Company as the Board Member's agent and attorney-in-fact to execute any such documents on the Board Member's behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in any Developments. Notwithstanding anything to the contrary above, this Section 7.3 does not apply to an invention for which no equipment, supplies, facility or trade secret information of the Company was used and which was developed entirely on the Board Member's own time, unless the invention relates to the business of the Company or to the Company's actual or demonstrably anticipated

research or development, or the invention results from any work performed by the Board Member for the Company.

7.4. The Board Member acknowledges that the Company competes with other businesses that are or could be located anywhere; that the provisions of this Agreement are reasonable and necessary to protect and preserve the Company's business interests; and that the unauthorized disclosure, use or disposition of any Confidential Information in breach of this Agreement may cause irreparable harm and significant injury for which there is no adequate remedy at law. Accordingly, the parties agree that the Company shall have the right to immediate injunctive relief in the event of any breach or threatened breach of the obligations in this Section 7, without security or bond, in addition to any other remedies that may be available to the Company at law or in equity. The terms and provisions of this Section 7 shall survive termination or expiration of this Agreement.

7.5. As additional protection for Confidential Information, Board Member agrees that during the period it is providing services under this Agreement, and for one year thereafter, Board Member will not encourage or solicit any employee or consultant of the Company to leave the Company for any reason.

8. Publicity. The Company shall, with prior written approval by the Board Member, have the right to use the name, biography and picture of the Board Member on the Company's website, marketing and advertising materials including any press releases.

9. Non-Compete. During the term of this Agreement and for six (6) moths thereafter, Board Member will not, without the Company's prior written consent, (a) directly work on any products or services, or indirectly work on any commercial products or services, that are either directly or indirectly competitive with products or services (i) being commercially developed or offered by the Company during Board Member's tenure and (ii) on which Board Member worked or about which Board Member learned Proprietary Information during Board Member's tenure with the Company; provided such restrictions shall not apply to commercial products or services that Board Member was working prior to this Agreement.

10. No Conflicts. The Board Member represents and warrants to the Company that the Board Member is free to enter into this Agreement and the services to be provided pursuant to this Agreement are not in conflict with any other contractual or other obligation to which the Board Member is bound.

11. Notices. Notices are to be delivered in writing, in the case of the Company, to at 4239 Lincoln Pines Court, Salt Lake City, Utah 84124, and in the case of the Board Member, to address set forth on the signature page hereto or to such other address as may be given by each party from time to time under this Section. Notices shall be deemed properly given upon personal delivery, the day following deposit by overnight carrier, or three (3) days after deposit in the U.S. mail.

12. Parties in Interest. This Agreement is made solely for the benefit of the Board Member and the Company, its shareholders, directors and officers. No other person shall acquire or have any right under or by virtue of this Agreement.

13. Entire Agreement; Amendments; Severability; Counterparts. This Agreement constitutes the entire agreement and understanding of the parties, and supersedes any and all previous agreements and understandings, whether oral or written, between the parties with respect to the matters set forth in this Agreement. No provision of this Agreement may be amended, modified or waived, except in a writing signed by the parties. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision, and if any restriction in this Agreement is found by a court to be unreasonable or unenforceable, then such court may amend or modify the restriction, so it can be enforced to the fullest extent permitted by law. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement. This Agreement may be executed by electronic signature in any number of counterparts, each of which together shall constitute one and the same instrument.

14. Governing Law, Venue, Form, Jury Waiver. This Agreement will be construed in accordance with the laws of the State of Wyoming and any proceeding, conflict, dispute, or claim pertaining to or related in any way to this Agreement or the provisions hereunder shall be subject to the exclusive jurisdiction, venue, and forum of the state courts in and for New York County, New York, with the prevailing Party entitled to recover its costs and expenses, including reasonable attorney's fees including those incurred at the trial or appellate level. This clause is meant to be interpreted as mandatory, rather than permissive. THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CONTRACT OR INSTRUMENT DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

15. Mediation and Arbitration. Any dispute arising under this Agreement shall be resolved through a mediation - arbitration approach. The parties agree to select a mutually agreeable, neutral third party to help them mediate any dispute that arises under the terms of this Agreement. Costs and fees associated with the mediation shall be shared equally by the parties. If the mediation is unsuccessful, the parties agree that the dispute shall be decided by a single arbitrator by binding arbitration under the rules of the American Arbitration Association in New York County, New York. The decision of the arbitrator shall be final and binding on the parties and may be entered and enforced in any court ofcompetent jurisdiction by either party. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney fees, expert witness costs and expenses, and all other costs and expenses incurred directly or indirectly in connection with the proceedings, unless the arbitrator shall for good cause determine otherwise.

16. Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICEOF INDEPENDENT LEGAL COUNSEL AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE

CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

17. Non-Disparagement. Board Member hereby irrevocably covenants and agrees that during the term of this Agreement and within one year after its termination, he will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Company, its constituent members, or its parents, subsidiaries, officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Company, to other business or financial matters or to personal matters.

18. Authority. This Agreement has been duly authorized, executed and delivered by and on behalf of the Company and the Board Member.

19. Miscellaneous.

19.1. Binding Nature. This Agreement shall be binding upon and shall inure to the benefit of the Company's successors, transferees, and assigns.

19.2. Amendment. Any amendment to this Agreement must be in writing signed by Board Member and the Company. The Company and Board Member acknowledge that any amendment of this Agreement (including, without limitation, any extension of this Agreement or any change from the terms of Schedule 2 theconsideration to be provided to Board Member with respect to services to be provided hereunder) or any departure from the terms or conditions hereof with respect to Board Member's services for the Company is subject to the Company's and Board Member's prior written approval.

19.3. Prior Agreements. This Agreement supersedes any prior consulting or other similar agreements between Board Member and the Company with respect to the subject matter hereof. There is no other agreement governing or affecting the subject matter hereof.

19.4. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

19.5. Severability. If any provision of this Agreement is held to be unenforceable under applicable law, such provision shall be severed, and the remaining provisions of this Agreement shall continue in full force and effect.

19.6. Headings. The headings in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

19.7. Waiver. No delay in exercising any right hereunder shall constitute a waiver of that right. A waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and signed by each party hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

STELLA DIAGNOSTICS, INC.

By: ______________________________
Name: Daniel Wainstein
Title: Chairman

BOARD MEMBER

By: ______________________________

Name: Fredric Zaino
Address: 19 East 80th Street
Apt 4B
New York, NY 10075

SCHEDULE 1

DUTIES

As a Board Member, you shall:

- Attend and participate in up to 4 in-person Board meetings per year.
- Attend and participate in, either in person or electronically, special meetings of the Board, as required.
- Participate in Board Member calls with members of the Company's management which shall last no more than one (1) hour each.
- Be available upon reasonable advance notice to provide telephonic guidance and consultation to members of the Company's management on as as-needed basis a maximum of three times per quarter.
- Study and review the business and operations of the Company, so as to be able to properly advise members of the Company's management.

SCHEDULE 2

COMPENSATION

The Company shall not be responsible for withholding or paying any income, payroll, Social Security or other federal, state or local taxes, making any insurance contributions, including unemployment or disability, or obtaining worker's compensation insurance on the Board Member's behalf. However, the Company may file informational returns with the appropriate federal and state agencies regarding such payments. The Board Member is solely responsible for the payment of all taxes and contributions on the Board Member's behalf.

Upon the execution of this Agreement, the Company shall pay to the Board Member the following fees:

a. Fifty-Five Thousand Dollars ($55,000.00) per annum (the "***Board Compensation***") to be paid in equal quarterly installments of Thirteen Thousand Seven Hundred Fifty Dollars ($13,750.00) (the "***Quarterly Payment***") beginning with the initial payment to be made upon the effective date of this Agreement (the "***Initial Payment***"). Following the Initial Payment, the remaining Quarterly Payments shall be due on March 31, 2021, June 30, 2021 and September 30, 2021 (the "***Remaining Payment Dates***"). The Board Compensation shall be paid either in readily available funds or fully paid, validly issued and non-assessable common stock of the Company (the "***Common Stock***"), at the sole option of the Board Member. In the event that a Quarterly Payment is to be remitted in Common Stock, the number of shares shall be determined by dividing the Quarterly Payment by the closing sale price of the Common Stock on the trading day preceding a Quarterly Payment due date. The closing sale price shall be defined as the last closing sale price for the common stock as reported by the principal trading market of the Company.

   In the event that the Company is unable to remit the Board Compensation to the Board Member on or around the agreed upon payment dates, the Board Compensation shall be accrued by the Company until the conclusion of the term of this Agreement.

b. 385,462 shares of the Company's common stock due and payable upon the execution hereof, which shall be considered fully earned as of the execution hereof.

   Within thirty (30) days following the date hereof, the Board Member shall make an effective election with the Internal Revenue Service under Section 83(b) of the Code and shall promptly provide a copy to the Company.